Exhibit 10.8C
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of December 28, 2007, is entered into among W-H ENERGY SERVICES, INC., a Texas corporation (the “Borrower”), each Subsidiary Guarantor, the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swing Line Lender and Issuer.
BACKGROUND
     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 30, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of May 5, 2005, and that certain Second Amendment to Credit Agreement, dated as of February 3, 2006 (the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.
     B. The Borrower has requested an amendment to the Credit Agreement with respect to Capital Expenditures.
     C. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent covenant and agree as follows:
     1. AMENDMENTS.
     (a) Section 7.2.7 of the Credit Agreement is hereby amended to read as follows:
     Section 7.2.7 Capital Expenditures, etc. The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in Fiscal Year 2007 or in any Fiscal Year thereafter in excess of $180,000,000 in aggregate amount.
     (b) Exhibit F, the Compliance Certificate, is hereby amended to be in the form of Exhibit F hereto.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:
     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);
     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this Third Amendment, (ii) this Third Amendment has been duly executed and delivered by the Borrower, and (iii) this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this Third Amendment, or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with or contravene (i) any Organizational Document of the Borrower, (ii) any law or governmental regulation or court decree or order binding on or affecting the Borrower that could reasonably be expected to have a Material Adverse Effect, or (iii) any indenture, agreement or other instrument to which the Borrower or any of its property is subject, that could reasonably be expected to have a Material Adverse Effect; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained or made is required for the (i) due execution, delivery or performance by the Borrower of this Third Amendment, or (ii) the acknowledgment by any Subsidiary Guarantor of this Third Amendment.
     3. CONDITIONS TO EFFECTIVENESS. This Third Amendment shall be effective upon satisfaction or completion of the following:
     (a) the Administrative Agent shall have received counterparts of this Third Amendment executed by Lenders comprising the Required Lenders;
     (b) the Administrative Agent shall have received counterparts of this Third Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor; and
     (c) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
     4. REFERENCE TO THE CREDIT AGREEMENT.
     (a) Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Third Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
     6. SUBSIDIARY GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Third Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Third Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Subsidiary Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty.
     7. EXECUTION IN COUNTERPARTS. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Third Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     8. GOVERNING LAW; BINDING EFFECT. This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
     9. HEADINGS. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.
ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, this Third Amendment is executed as of the date first set forth above.

W-H ENERGY SERVICES, INC.
By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President, Chief Financial Officer and Assistant Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, as Issuer and as Lender
By:	/s/ Michael W. Nygren
Michael W. Nygren
Vice President

JPMORGAN CHASE BANK, NA, successor by merger with Bank One, NA, as Co-Syndication Agent and as a Lender
By:
Name:
Title:

THE BANK OF NOVA SCOTIA , as Co-Documentation Agent and as a Lender
By:
Name:
Title:

COMERICA BANK, as Co-Syndication Agent and as a Lender
By:
Name:
Title:

CITIBANK, N.A., formerly known as First American Bank, S.S.B., as Managing Agent and as a Lender
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender
By:
Name:
Title:

SCOTIABANC INC.
By:
Name:
Title:

BANK OF SCOTLAND
By:
Name:
Title:

DnB NOR BANK ASA
By:
Name:
Title:

By:
Name:
Title:

CAPITAL ONE, N.A.
By:
Name:
Title:

NATIXIS
By:
Name:
Title:

By:
Name:
Title:

REGIONS BANK, successor by merger with Union Planters Bank NA
By:
Name:
Title:

ACKNOWLEDGED AND AGREED:
AGRI-EMPRESA, INC.
AGRI-EMPRESA TRANSPORTATION, INC.
BOYD’S BIT SERVICE, INC.
BOYD’S HOLDINGS, L.L.C.
COIL TUBING SERVICES, L.L.C.
DIAMOND WIRELINE SERVICES, INC.
DUTCH, INC.
DYNA DRILL TECHNOLOGIES, INC.
GRINDING AND SIZING COMPANY, INC.
INTEGRITY INDUSTRIES, INC.
PATHFINDER ENERGY HOLDINGS, INC.
PATHFINDER ENERGY, INC.
PATHFINDER MEXICO HOLDINGS, L.L.C.
PATHFINDER ENERGY SERVICES HOLDINGS, INC.
PATHFINDER ENERGY SERVICES, INC.
PERF-O-LOG, INC.
STG TRANSPORTATION, INC.
SUPERIOR LONESTAR GP, L.L.C.
SUPERIOR LONESTAR LP, L.L.C.
THOMAS ENERGY SERVICES, INC.
W-H ACQUISITIONS, LLC
W-H DRILLING SOLUTIONS, INC.
W-H ENERGY HOLDINGS, INC.
W-H ENERGY HOLDINGS II, INC.
WHES MANAGEMENT, INC.
ENTERTECH WIRELINE SERVICES, L.P.
LSDI, L.P.
           By:      Superior Lonestar GP, L.L.C.
PATHFINDER ENERGY SERVICES, LP
          By:      Pathfinder Energy, Inc.
PATHFINDER INTERNATIONAL, L.P.
          By:      WHES Management, Inc.
SUPERIOR PACKAGING & DISTRIBUTION, L.P.
          By:     Superior Lonestar GP, L.L.C.
U.S. CLAY, L.P.
          By:      Agri-Empresa, Inc.
W-H ENERGY FINANCING, L.P.
          By:     WHES Management, Inc.

W-H ENERGY SERVICES, L.P.
By: WHES Management, Inc.

By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President, Chief Financial Officer and
Assistant Secretary for all

WHES PARTNERS, INC.

By:	/s/ Kenneth T. White, Jr.
Kenneth T. White, Jr.
President

EXHIBIT F
COMPLIANCE CERTIFICATE
W-H Energy Services, Inc.
     This Compliance Certificate is delivered pursuant to clause (c) of Section 7.1.1 of the Credit Agreement dated as of June 30, 2004 (such agreement, together with all amendments and restatements, the “Credit Agreement”), among W-H Energy Services, Inc., a Texas corporation (the “Borrower”), the various financial institutions as are, or may from time to time become, parties thereto (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent. Unless otherwise defined herein or the context otherwise requires, terms used herein or in any of the attachments hereto have the meanings provided in the Credit Agreement.
     The Borrower hereby certifies, represents and warrants in respect of the period (the “Computation Period”) commencing on                                            , and ending on                                            (such latter date being the “Computation Date”):
     (a) As of the Computation Date, no Default had occurred and was continuing.
     (b) As of the Computation Date, the Borrower is in compliance with Sections 7.2.2, 7.2.3, 7.2.5, 7.2.6, 7.2.8, 7.2.9 and 7.2.13 of the Credit Agreement.
     (c) EBITDA was $                    , as computed on Attachment 1 hereto.
     (d) The Leverage Ratio was ___, as computed on Attachment 2 hereto. The maximum Leverage Ratio permitted pursuant to clause (a) of Section 7.2.4 of the Credit Agreement on the Computation Date was ___:1: Based upon such Leverage Ratio, (x) the Applicable Margin for Base Rate Loans is ___%, (y) the Applicable Margin for LIBO Rate Loans is ___%, and (z) the Applicable Commitment Fee is ___%.
     (e) The Interest Coverage Ratio was                     , as computed on Attachment 3 hereto. The minimum Interest Coverage Ratio permitted pursuant to clause (b) of Section 7.2.4 of the Credit Agreement on the Computation Date was 3.00:1.
     (f) Net Worth was $                    , as computed on Attachment 4 hereto. The minimum Net Worth permitted pursuant to clause (c) of Section 7.2.4 of the Credit Agreement on the Computation Date was $                    , as computed on Attachment 4 hereto.
     (g) Year-to-date Capital Expenditures are $                    , as computed on Attachment 5 hereto. The maximum Capital Expenditures permitted pursuant to Section 7.2.7 of the Credit Agreement during the current Fiscal Year is $180,000,000.
     (h) Availability as of the Computation Date was                     , as computed on Attachment 6 hereto.
     Except as indicated on Item A of Attachment 7 hereto, the chief executive offices of the Borrower and all Subsidiaries and any other office where the Borrower or any Subsidiary keeps

Exhibit F - 1

records concerning the Receivables (as defined in the Security Agreement) or any originals of all chattel paper which evidences Receivables are as set forth on the relevant item of the relevant Security Agreement or in a previous Compliance Certificate.
     Neither the Borrower nor any Subsidiary has changed its legal name, jurisdiction of organization, or type of entity (except as listed in the Borrower Security Agreement or the Subsidiary Security Agreement (as applicable)) or been the subject of any merger or other reorganization except (i) as indicated on Item B of Attachment 7 hereto, (ii) as set forth on the relevant item of the relevant Security Agreement or (iii) as set forth in a previous Compliance Certificate.
     IN WITNESS WHEREOF, the Borrower has caused this Compliance Certificate to be executed and delivered, and the certification and warranties contained herein to be made, by its Chief Financial Authorized Officer on                     .

W-H ENERGY SERVICES, INC.
By:
Name:
Title:

Exhibit F - 2

Attachment 1
(to __/__/__ Compliance
Certificate)
EBITDA
on Computation Date

1. Net Income (the net income or net loss of the Borrower and its Subsidiaries for the Computation Period on a consolidated basis, excluding extraordinary gains and extraordinary losses)	$

2. the amount deducted in determining Net Income representing non-cash charges, including depreciation and amortization	$

3. the amount deducted in determining Net Income representing income tax expense (whether paid or deferred)	$

4. the amount deducted in determining Net Income representing Interest Expense (the aggregate consolidated interest expense of the Borrower and its Subsidiaries for the Computation Period, as determined in accordance with GAAP, including the portion of any payments made in respect of Capitalized Lease Liabilities allocable to interest expense, but excluding (to the extent included in interest expense), up-front fees and expenses and other deferred financing costs incurred in connection with any Permitted Acquisitions and not to exceed $3,300,000 for fees and expenses and other deferred financing costs incurred in connection with the Existing Credit Agreement)
$

5. the amount deducted in determining Net Income representing Non-Recurring Costs ((i) non-recurring charges and reserves, and (ii) non-recurring fees, expenses and non-capitalized financing costs incurred in connection with permitted Refinancing Debt or any Permitted Acquisitions)
$

Exhibit F - 3

6. an amount equal to all non-cash credits included in determining Net Income	$

7. EBITDA: The sum of Items 1 through 5 minus Item 6	$

Exhibit F - 4

Attachment 2
(to __/__/__ Compliance
Certificate)
LEVERAGE RATIO
on Computation Date

1. Debt of the Borrower and its Subsidiaries on a consolidated basis outstanding on the Computation Date	$

2. EBITDA (on a Pro Forma Basis to the extent of any acquisitions or dispositions during such period as if such acquisition or disposition was made on the first day of such period) (see Item 7 of Attachment  1)
$

3. LEVERAGE RATIO: ratio of Item 1 to Item 2		:1

Exhibit F - 5

Attachment 3
(to __/__/__ Compliance
Certificate)
INTEREST COVERAGE RATIO
on Computation Date

1. EBITDA (on a Pro Forma Basis to the extent of any acquisitions or dispositions during such period as if such acquisition or disposition was made on the first day of such period) (see Item 7 of Attachment  1)
$

2. Interest Expense for the Computation Period	$

3. INTEREST COVERAGE RATIO: the ratio of Item 1 to Item 2		:1

Exhibit F - 6

Attachment 4
(to __/__/__ Compliance
Certificate)
NET WORTH
on Computation Date

1. Net Worth (total stockholders’ equity for the Borrower and Subsidiaries, on a consolidated basis, determined in accordance with GAAP)	$

2. $204,484,800		$204,484,800

3. 50% of Net Income earned after March 31, 2004 (excluding any Fiscal Quarter in which there is a loss)	$

4. 75% of any Net Issuance Proceeds received after March 31, 2004 by the Borrower or any of its Subsidiaries	$

5. 75% of the net worth of any Person that becomes a Subsidiary to the extent that the purchase price therefor is paid in Capital Stock of the Borrower or any of its Subsidiaries or pursuant to the conversion or exchange of any convertible subordinated debt or redeemable preferred stock into Capital Stock of the Borrower or any of its Subsidiaries
$

6. MINIMUM NET WORTH: The sum of Items 2, 3, 4 and 5	$

Exhibit F - 7

Attachment 5
(to __/__/__ Compliance
Certificate)
CAPITAL EXPENDITURES
on Computation Date

1. aggregate amount of all expenditures during current Fiscal Year (without duplication) with respect to Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures
$

2. aggregate amount of all Capitalized Lease Liabilities during current Fiscal Year (includes all monetary obligations of Borrower and its Subsidiaries determined on a consolidated basis under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases)
$

3. aggregate amount of expenditures for the purchase of replacement assets using Net Disposition Proceeds or Casualty Proceeds (provided such expenditures were made within 365 days of receipt)	$

4. aggregate amount of expenditures for the purchase of replacement assets relating to “lost-in-hole” assets or damaged beyond repair or not returned, in each case using proceeds received in respect of such loss (if expended within one year of receipt of the applicable proceeds)
$

5. with respect to the trade-in of replaced assets, the aggregate trade-in value of such assets	$

6. CAPITAL EXPENDITURES: with respect to the Borrower and any of its Subsidiaries, during current Fiscal Year, Item 1 plus Item 2 minus Item 3 minus Item 4, minus Item 5	$

Exhibit F - 8

Attachment 6
(to __/__/__ Compliance
Certificate)
AVAILABILITY
on Computation Date

1. Revolving Loan Commitment Amount	$
2. outstanding principal amount of all Revolving Loans	$
3. Letter of Credit Outstandings	$
4. outstanding principal amount of all Swing Line Loans	$
5. the sum of Items 2, 3, and 4	$
6. AVAILABILITY: Item 1 minus Item 5	$

Exhibit F - 9

Attachment 7
(to __/__/__ Compliance
Certificate)
Item A. Change of Place of Business, etc.

Name of Borrower or Subsidiary	New Address
1.

2.

3.
Item B. Change of Name, Jurisdiction of Organization, or Entity

New Name, Jurisdiction of Organization, or
Name of Borrower or Subsidiary	Entity
1.

2.

3.

Exhibit F - 10